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                                                                    EXHIBIT 10.2

                         DELEGATION OF CONTROL AGREEMENT


                          DATED AS OF OCTOBER 17, 2002


                                      AMONG


                       ENBRIDGE ENERGY MANAGEMENT, L.L.C.

                          ENBRIDGE ENERGY COMPANY, INC.

                                       AND

                         ENBRIDGE ENERGY PARTNERS, L.P.

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                         DELEGATION OF CONTROL AGREEMENT

     This DELEGATION OF CONTROL AGREEMENT (this "AGREEMENT") dated as of October 17, 2002 (the "EFFECTIVE DATE"), is among Enbridge Energy Management, L.L.C., a Delaware limited liability company ("MANAGEMENT"), Enbridge Energy Company, Inc., a Delaware corporation (the "GENERAL PARTNER"), and Enbridge Energy Partners, L.P., a Delaware limited partnership (the "MLP").

                                 R E C I T A L S

     WHEREAS, the General Partner is the sole general partner of the MLP; and

     WHEREAS, the General Partner desires to delegate to Management all of the General Partner's power and authority to manage and control the business and affairs of the MLP to the fullest extent permitted under that certain Third Amended and Restated Agreement of Limited Partnership of the MLP dated as of even date herewith (the "MLP PARTNERSHIP AGREEMENT"); and

     WHEREAS, Management desires to accept such delegation; and

     WHEREAS, SECTION 6.6(c) of the MLP Partnership Agreement and Section 17-403(c) of the Delaware Revised Uniform Limited Partnership Act permit such delegation; and

     WHEREAS, the MLP wishes to confirm hereby its agreement with the terms of this Agreement relating to the management and control of its business and affairs by Management and certain other agreements for the benefit of the General Partner, Management, their Affiliates and certain Indemnitees and Indemnified Persons; and

     WHEREAS, concurrently with the execution of this Agreement, Management is issuing and selling in an initial public offering (the "OFFERING") its Listed Shares (as defined in the Amended and Restated Limited Liability Company Agreement of Management dated as of even date herewith (the "MANAGEMENT LLC AGREEMENT"), which represent limited liability company interests in Management, and the MLP is issuing to Management its I-Units (as defined in the MLP Partnership Agreement), which represent limited partner interests in the MLP.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                      DEFINITIONS AND RULES OF CONSTRUCTION

     SECTION 1.01. DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the MLP Partnership Agreement, except that the terms "Outstanding," "Record Holder" and "Voting Shares" shall have the meanings given to them in the Management LLC Agreement.

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     SECTION 1.02.  RULES OF CONSTRUCTION. The following provisions shall be applied wherever appropriate herein:

                    (i) "herein," "hereby," "hereunder," "hereof," "hereto" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

                    (ii) "including" means "including without limitation" and is a term of illustration and not of limitation;

                    (iii) all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

                    (iv) unless otherwise expressly provided, any term defined herein by reference to any other document shall be deemed to be amended herein to the extent that such term is subsequently amended in such document;

                    (v) references herein to other documents and agreements shall mean such documents and agreements as amended and restated from time to time;

                    (vi) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

                    (vii) neither this Agreement nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against any Person as the principal draftsperson hereof or thereof;

                    (viii) the section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such Section, or in any way affect this Agreement; and

                    (ix) any references herein to a particular Section, Article, Exhibit or Schedule means a Section or Article of, or an Exhibit or Schedule to, this Agreement unless another agreement is specified.

                                   ARTICLE II
                         DELEGATION AND RELATED MATTERS

     SECTION 2.01.  DELEGATION TO MANAGEMENT.

               (a) The General Partner hereby irrevocably delegates to Management, to the fullest extent permitted under the MLP Partnership Agreement and Delaware law, all of the General Partner's power and authority to manage and control the business and

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affairs of the MLP (such delegation being referred to herein as the "MAXIMUM
PERMITTED DELEGATION"), subject to termination only in accordance with ARTICLE IV, and all provisions in this Agreement are qualified to the extent required in order for all such provisions to be consistent, now and in the future, with the Maximum Permitted Delegation.

               (b) If the power and/or authority of the General Partner are modified pursuant to a subsequent amendment and/or restatement of the MLP Partnership Agreement, changes in Delaware law or otherwise, then the power and authority delegated to Management shall be modified on the same basis.

               (c)  Notwithstanding the delegation provided for in
SECTION 2.01(a), the General Partner is not hereby withdrawing as general partner, or otherwise, from the MLP, and the General Partner is retaining all of its Partnership Interests and Percentage Interests and all of its rights to profits, losses, distributions and allocations from the MLP, and none of the foregoing are hereby being assigned or transferred to Management.

     SECTION 2.02. CONTINUED RESPONSIBILITY OF GENERAL PARTNER. Notwithstanding the making by the General Partner of the Maximum Permitted Delegation to
Management:

                    (i) the General Partner shall remain responsible to the MLP for actions taken or omitted by Management within the scope of such delegation as if the General Partner had itself taken or omitted to take any such actions;

                    (ii) the General Partner's responsibility to the MLP is not expanded or limited by this Agreement and shall be in effect to the same extent and on the same terms and conditions as specified in the MLP Partnership Agreement and under Delaware law;

                    (iii) the General Partner shall be entitled to monitor Management's performance under this Agreement and shall have the right and power to direct Management to take, or to cease from taking, any action that would constitute a breach of the MLP Partnership Agreement; and

                    (iv) the General Partner shall have access to the books, records and documents of the MLP and Management and to any of their officers, directors and employees to monitor Management's performance under this Agreement.

     SECTION 2.03. ACCEPTANCE OF DELEGATION BY MANAGEMENT. Management hereby accepts the Maximum Permitted Delegation and agrees to perform the Maximum Permitted Delegation according to the standards specified in ARTICLE III.

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     SECTION 2.04.  APPROVAL BY GENERAL PARTNER. Without expanding or limiting the definition of Maximum Permitted Delegation, the taking by Management of the following actions shall require the prior written approval of the General
Partner:

                    (i) amend or propose an amendment to the MLP Partnership Agreement;

                    (ii)    allow a merger or consolidation involving the MLP;

                    (iii) allow a sale or exchange of all or substantially all of the assets of the MLP; or

                    (iv)    dissolve or liquidate the MLP.

     SECTION 2.05.  USE OF AFFILIATES.

               (a) Management may perform any part of the Maximum Permitted Delegation through one or more of its Affiliates acting as Management's agent. If Management performs any part of the Maximum Permitted Delegation through any of its Affiliates, (i) any such Affiliate shall perform such part of the Maximum Permitted Delegation as Management's agent and, as such, Management shall retain ultimate authority over the management and control of the business and affairs of the MLP, (ii) Management shall remain fully responsible for actions taken or omitted by the Affiliate and (iii) for purposes of ARTICLES I through V, Management and all such Affiliates shall be taken together and treated as Management.

               (b) Without limiting the generality of SECTION 2.05(a), that certain Agency Agreement dated as of even date herewith between Management and Services, and the terms of such Agency Agreement, are hereby agreed to and approved.

                                   ARTICLE III
                                POWERS AND DUTIES

     SECTION 3.01.  STANDARDS OF PERFORMANCE.

               (a) In performing the Maximum Permitted Delegation, Management shall be responsible to the General Partner and the MLP to the same extent and according to the same standards as would have been applicable to the General Partner in favor of the MLP had the General Partner continued to exercise the delegated power and authority directly. Management shall owe the same duties and responsibilities, shall receive the same benefits, shall be entitled to the same procedural protections and indemnifications and shall be governed by the same standards that would apply to the General Partner with respect to the MLP, but for this Agreement.

               (b) Without limiting the generality of SECTION 3.01(a), SECTIONS 6.7, 6.8, 6.9 and 6.10 of the MLP Partnership Agreement shall be applicable to Management's performance of the Maximum Permitted Delegation.

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     SECTION 3.02.  RESOLUTION OF CONFLICTS OF INTEREST. Without limiting the generality of SECTION 3.01(a), all potential and actual conflicts of interest that exist or arise between the General Partner, Management and any of their respective Affiliates, on the one hand, and the MLP, any of its subsidiaries, any Partner or any Assignee, on the other hand, shall be resolved in accordance with SECTION 6.9 of the MLP Partnership Agreement.

     SECTION 3.03.  RELIANCE ON COUNSEL, ETC. Without limiting the generality of
SECTION 3.01(a), Management may rely on and shall be entitled to the benefits of
SECTION 6.10 of the MLP Partnership Agreement to the same extent as the General Partner.

     SECTION 3.04. RELIANCE BY THIRD PARTIES. Without limiting the generality of SECTION 3.01(a), Management may rely on SECTION 6.13 of the MLP Partnership Agreement to the same extent as the General Partner, and third parties dealing with the MLP shall be entitled to assume that Management has the full power and authority of the General Partner in acting for the MLP.

     SECTION 3.05. INDEMNIFICATION. Without limiting the generality of SECTION 3.01(a), Management is and shall be an "Affiliate" of the General Partner, an "Indemnified Person" and an "Indemnitee" under the MLP Partnership Agreement. Management and its officers and directors and all other persons covered thereby shall be entitled to mandatory indemnity and shall be entitled to be held harmless by the MLP to the extent that the General Partner is entitled to indemnity under the MLP Partnership Agreement, subject to the conditions provided in the MLP Partnership Agreement. The General Partner and the other parties specified in the MLP Partnership Agreement shall continue to be entitled to the benefits of the indemnity provisions contained in the MLP Partnership Agreement.

     SECTION 3.06.  DAMAGE LIMITATIONS. Without limiting the generality of
SECTION 3.01(a), the provisions of SECTION 6.8 of the MLP Partnership Agreement shall be applicable to Management.

     SECTION 3.07.  REIMBURSEMENT.

               (a) Without limiting the generality of SECTION 3.01(a), Management shall be entitled to the benefits of SECTION 6.4 of the MLP Partnership Agreement, which allows the General Partner to be reimbursed by the MLP for direct and indirect expenses it incurs or payments it makes on behalf of the MLP and expenses that are allocable to or otherwise incurred by the General Partner or the MLP, including reimbursement for all fees and expenses incurred in connection with the performance of its obligations under the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and any other federal and state laws, including, fees and expenses of legal counsel, accountants and financial advisors. Such reimbursements shall be made in such form, to such persons and at such intervals as Management shall determine in its sole discretion. The General Partner shall continue to be entitled to be reimbursed as provided in the MLP Partnership Agreement.

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               (b)  Notwithstanding anything to the contrary in this Agreement,
Management shall be entitled to be reimbursed by the MLP, on an After-Tax Basis (as defined in the Tax Indemnification Agreement dated as of even date herewith between Management and Enbridge Inc. (the "TAX INDEMNIFICATION AGREEMENT")), for any Texas franchise taxes, any capital-based state taxes and any other foreign, state and local taxes not otherwise required to be paid or reimbursed pursuant to the Tax Indemnification Agreement until such time as the Maximum Permitted Delegation has been terminated; PROVIDED, HOWEVER, that any obligations, rights and liabilities of Management and the MLP arising with respect to periods before that time shall not terminate and shall continue in full force and effect. Such reimbursements shall be made in such form, to such persons and at such intervals as Management shall determine in its sole discretion. For purposes of this
SECTION 3.07(b), Management and any Management Subsidiaries (as defined in the Tax Indemnification Agreement) shall be taken together and treated as Management.

                                   ARTICLE IV
              TERM OF DELEGATION; COVENANTS OF THE GENERAL PARTNER

     SECTION 4.01. TERM OF DELEGATION. The Maximum Permitted Delegation under this Agreement commences on the Effective Date and shall continue in effect until the earliest to occur of any of the following, at which time the Maximum Permitted Delegation shall terminate as provided below:

                    (i) The Maximum Permitted Delegation shall terminate at such time as all outstanding Listed Shares and Voting Shares shall become owned by the General Partner or its Affiliates and the termination of the Maximum Permitted Delegation shall have been approved by the General Partner and Management;

                    (ii) The Maximum Permitted Delegation shall terminate upon the occurrence of an Event of Withdrawal (other than an Event of Withdrawal under Section 13.1(a)(ii) of the MLP Partnership Agreement); or

                    (iii) The Maximum Permitted Delegation shall terminate upon the approval of such termination by (A) the General Partner,
               (B) Management, (C) the Record Holders of a majority of the Outstanding Voting Shares and (D) the Record Holders of a majority of the Outstanding Listed Shares (excluding any Listed Shares owned by the Record Holder of the Voting Shares, the General Partner or any of their respective Affiliates).

     SECTION 4.02. COVENANTS OF THE GENERAL PARTNER. The General Partner hereby covenants and agrees that, so long as any of the Listed Shares or Voting Shares are owned by any persons other than the General Partner and its Affiliates, it shall not:

                    (i)     voluntarily withdraw as general partner of the MLP;

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                    (ii)    transfer its Partnership Interest as a General
               Partner under the MLP Partnership Agreement unless the transferee thereof agrees in writing to be bound by all of the terms and conditions of this Agreement that apply to the General Partner; or

                    (iii) approve or otherwise allow to be made any amendment to the rights, duties, powers or privileges of the General Partner under the MLP Partnership Agreement if such amendment would have a material adverse effect on Management.

                                    ARTICLE V
                                  MISCELLANEOUS

     SECTION 5.01. FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or refrain from taking actions as may be necessary or appropriate to achieve the purposes of this Agreement.

     SECTION 5.02. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as permitted by Section 2.05, this Agreement may not be assigned, in whole or in part, by any party to this Agreement without the written consent of the other parties to this Agreement.

     SECTION 5.03. INTEGRATION. This Agreement and the other instruments and agreements specifically referenced herein constitute the entire agreement among the parties hereto.

     SECTION 5.04. CREDITORS. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of any party hereto.

     SECTION 5.05. WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

     SECTION 5.06. COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     SECTION 5.07. APPLICABLE LAW. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts of law rule or principle that might refer the construction or interpretation hereof to the laws of another state.

     SECTION 5.08. INVALIDITY OF PROVISIONS. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

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     SECTION 5.09.  AMENDMENTS. This Agreement may be amended by an agreement in writing signed by Management, the General Partner and the MLP without the vote, approval or consent of the holders of Listed Shares or Voting Shares, unless:

                    (i) such amendment would, as determined in the sole discretion of the board of directors of Management, materially adversely affect the rights or preferences of the holders of Listed Shares or would reduce the time for any notice to which the holders of Listed Shares may be entitled, in which case such amendment shall require the affirmative vote or consent of the Record Holders of a majority of the Outstanding Listed Shares (excluding any Listed Shares owned by the Record Holder of the Voting Shares, the General Partner or any of their respective Affiliates); or

                    (ii) such amendment would, as determined in the sole discretion of the board of directors of Management, materially adversely affect the rights or preferences of the Record Holders of the Voting Shares, in which case such amendment shall require the affirmative vote or consent of the Record Holders of a majority of the Outstanding Voting Shares.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.

                                       ENBRIDGE ENERGY MANAGEMENT, L.L.C.


                                       By:  /s/ DAN C. TUTCHER
                                            ---------------------------------
                                            Dan C. Tutcher
                                            President


                                       ENBRIDGE ENERGY COMPANY, INC.


                                       By:  /s/ DAN C. TUTCHER
                                            ---------------------------------
                                            Dan C. Tutcher
                                            President


                                       ENBRIDGE ENERGY PARTNERS, L.P.
                                       By:    Enbridge Energy Company, Inc.,
                                              as general partner


                                       By:  /s/ DAN C. TUTCHER
                                            ---------------------------------
                                            Dan C. Tutcher
                                            President



                SIGNATURE PAGE TO DELEGATION OF CONTROL AGREEMENT